Exhibit 32.2

SARBANES-OXLEY ACT SECTION 906
CERTIFICATION OF CHIEF FINANCIAL OFFICER

In connection with this Annual Report of Summit Financial Group, Inc. ("Summit “) on Form 10-K for the year ending December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert S. Tissue, Senior Vice President and Chief Financial Officer of Summit, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Summit.

                                    /s/ Robert S. Tissue
                                     Robert S. Tissue,
                                     Sr. Vice President and Chief Financial Officer

Date:  February 28 , 2014

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.